SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 9, 2009


                        Tres Estrellas Enterprises, Inc.
             (Exact name of Registrant as specified in its charter)

           Nevada                             333-146263                     20-8644177
(State or Other Jurisdiction of              (Commission                  (I.R.S. Employee
Incorporation or Organization)               File Number)                Identification No.)

3401 Adams Avenue, Suite 302, San Diego, CA 92116                           775-352-3896
       (Address of principal executive offices)                    (Registrant's telephone number,
                                                                          including area code)

                                                                          With copies to:
              Jose Chavez, Secretary                            Jill Arlene Robbins, Attorney at Law
           3401 Adams Avenue, Suite 302                                1224 Washington Ave.
             San Diego, CA 92116-2490                               Miami Beach, Florida 33139
                Phone: 775-352-3896                                   Telephone: (305) 531-1174
                Fax:   775-996-8780                                      Fax: (305) 531-1274
(Name, address and telephone number of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 9, 2009 Mr. Jose Chavez submitted his resignation as President and CEO of the corporation. Mr. Chavez will continue to serve as a Director, Secretary, CFO and Treasurer of the corporation.

On April 9, 2009, upon the resignation of Mr. Chavez, Mr. Nitin Karnik became President, CEO and a Director of the corporation.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Tres Estrellas Enterprises, Inc.


Date: April 10, 2009                 By: /s/ Nitin Karnik
                                         ---------------------------------------
                                         Nitin Karnik, President, CEO & Director


Date: April 10, 2009                 By: /s/ Jose Chavez
                                         ---------------------------------------
                                         Jose Chavez, Secretary, Treasurer,
                                         CFO & Director

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